Exhibit 99.1

Verde Clean Fuels, Inc. Announces $50 Million Equity Investment by Cottonmouth Ventures, LLC, a Wholly-Owned Subsidiary of Diamondback Energy, Inc.

●	Cottonmouth and Verde have entered into an agreement for a $50 million equity investment through the purchase of 12.5 million shares of Verde Class A common stock by Cottonmouth at a purchase price of $4.00 per share

●	Closing of the investment is anticipated to occur during Q1 2025, subject to satisfaction of customary closing conditions

●	Proceeds from the investment are expected to be used to further the development and construction of potential natural gas-to-gasoline production plants in the Permian Basin and for other general corporate purposes

●	The investment would increase Cottonmouth’s total investment in Verde to $70 million and Cottonmouth would become the second largest shareholder of Verde

●	In connection with the investment, Verde will appoint a director and an observer, each designated by Cottonmouth, to Verde’s Board of Directors

HOUSTON – December 19, 2024 - Verde Clean Fuels, Inc. (“Verde” or, the “Company”) (NASDAQ: VGAS) announced today the entry into a stock purchase agreement with Cottonmouth Ventures, LLC (“Cottonmouth” and collectively with the Company, the “Parties”), a wholly-owned subsidiary of Diamondback Energy, Inc. (“Diamondback”) (NASDAQ: FANG), for a $50 million equity investment by Cottonmouth into Verde. The investment consists of the purchase of 12.5 million shares of Verde’s Class A common stock at a purchase price of $4.00 per share. Closing of the investment is anticipated to occur during Q1 2025, subject to satisfaction of customary closing conditions. Upon closing, the investment would represent the second investment by Cottonmouth in Verde over the past two years, for a total investment of $70 million, making Cottonmouth the second largest shareholder of Verde.

“We are pleased to further our relationship with Diamondback and continue advancing our plans to deploy our technology through the development of commercial production plants. Diamondback is a strategic industry partner at the forefront of bringing sustainable operational practices to the oilfield and supporting the overall transition to clean energy. This investment is an expression of confidence in our technology, which we believe has the potential to alleviate economic and environmental concerns in the Permian Basin and other pipeline-constrained basins, where flaring and stranded natural gas represent a significant challenge,” said Ernest Miller, CEO of Verde.

Proceeds from the investment are expected to be used to further the development and construction of potential natural gas-to-gasoline production plants in the Permian Basin and for other general corporate purposes. The proposed plants to be jointly developed by the Parties would produce fully-refined gasoline utilizing Verde’s patented (STG+®) process from associated natural gas feedstock supplied from Diamondback’s operations in the Permian Basin.

Effective at closing of the investment, Verde will expand its Board of Directors to eight members and appoint a new director to be designated by Cottonmouth. Cottonmouth will also be entitled to appoint an observer to the Company’s Board of Directors.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offer and sale of the securities referred to in this press release have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

About Verde Clean Fuels, Inc.

Verde is a clean fuels company focused on the deployment of its innovative and proprietary liquid fuels processing technology through development of commercial production plants. Verde’s syngas-to-gasoline plus (STG+®) process converts syngas, derived from diverse feedstocks (including biomass or stranded or flared natural gas) into fully finished liquid fuels that require no additional refining, such as Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline.

For more information, please visit www.verdecleanfuels.com.

About Diamondback Energy, Inc.

Diamondback Energy is an independent oil and natural gas company headquartered in Midland, Texas, focused on the development of unconventional, onshore oil and natural gas reserves in the Permian Basin. The company is committed to leading operational efficiency and environmental responsibility.

For more information, please visit www.diamondbackenergy.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding Verde’s expectations and any future financial performance, as well as Verde’s strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements, including, but not limited to, statements regarding the anticipated closing of the investment and the intended use of proceeds therefrom. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “focused,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “plan,” “goal,” “project,” “designed,” “proposed,” “potential,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks and uncertainties include, but are not limited to: the risk that one or more closing conditions may not be satisfied; the failure to realize the anticipated benefits of the investment; general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to develop its first commercial facility, whether due to the inability to obtain the required financing or for any other reason; the failure to develop any additional commercial facility for any reason; the risks and uncertainties relating to the implementation of Verde’s business strategy and the timing of any business milestone; Verde’s ability to obtain financing in connection with future transactions; and the effects of competition on Verde’s business strategy. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently does not know or that Verde currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations:

Caldwell Bailey (ICR)

verdeIR@icrinc.com

Media Relations:

Juliet Fisher (Merchant)

juliet@merchant.agency